Exhibit 3.133

STATE OF HAWAII

DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS

Business Registration Division

335 Merchant Street

Mailing Address: P.O. Box 40, Honolulu, Hawaii 96810

Phone No. (808) 586-2727

ARTICLES OF AMENDMENT

(Section 414-286, Hawaii Revised Statutes)

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

The undersigned. duly authorized officers of the corporation submitting these Articles of Amendment, certify as follows:

1.                                       The name of the corporation is:

INTERNATIONAL LIFE SUPPORT, INC.

2.                                       The amendment(s) adopted is attached.

3.                                       The total number of shares outstanding is: 13,217

4.                                       The amendment(s) was adopted (check one):

☐ at a meeting, complete the following:

(Month     Day     Year)

Class/Series	Total Number of Votes Entitled to be Cast	Number of Votes Cast for Amendment	Number of Votes Cast Against Amendment

OR

☒ by written consent dated September 21, 2011 which all of the shareholders signed.

(Month     Day     Year)

5. If the amendment(s) provides for any exchange, reclassification, or cancellation of issued shares, provisions necessary to effect the exchange reclassification, or cancellation, if any, have been made.

The undersigned certifies under the penalties of Section 414-20, Hawaii Revised Statutes, that the undersigned has read the above statements, I/we are authorized to make this change, and that the statements are true and correct.

Signed this 22nd day of September, 2011.

Attachment to Articles of Amendment of International Life Support, Inc.

Section 1 of Article V of the Company’s Articles of Association is amended in its entirety to read as follows:

The Corporation shall have the officers identified in the Corporation’s Bylaws or appointed by the Board of Directors from time to time in accordance with the By-Laws. The Company’s Bylaws or the Board of Directors shall delegate to one of the officers of the Corporation responsibility for preparation and custody of minutes of directors’ and shareholders’ meetings for authenticating records of the Corporation.

Section 2 of Article V of the Company’s Articles of Association is amended in its entirety to read as follows:

The Board of Directors of the Corporation shall consist of one or more individuals, with the number fixed from time to time in accordance with the Corporation’s Bylaws.

2

STATE OF HAWAII

DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS

Business Registration Division

335 Merchant Street

Mailing Address; P.O. Box 40, Honolulu, Hawaii 96810

Phone No. (808) 586-2727

STATEMENT OF CHANGE OF REGISTERED AGENT’S BUSINESS ADDRESS
(Section 414-52, 414-438, 414D-72,414D-276. 425-19, 425E-115, 428-108 Hawaii Revised Statutes)

PLEASE TYPE OR PRINT LEGIBLLY IN BLACK INK

The undersigned registered agent certifies as follows:

1.               Please check one:

☒ Profit Corporation (F/$25/B15)	☐ Nonprofit Corporation (F/$10/B15)	☐ General Partnership (F/$10/B33)	☐ Limited Liability Partnership (F/$25/L34)

☐ Limited Partnership (F/$10/B34)	☐ Limited Liability Limited Partnership (F/$10/B34)		☐ Limited Liability Company (F/$25/L14)

2.               The name and state/country of incorporation/formation or organization of the entity is:

INTERNATIONAL LIFE SUPPORT, INC.	Hawaii
(Type/Print Entity Name)	(State or Country)

3.               My business address has been changed:

From:    Pauahi Tower, 1001 Bishop St Ste 1600, Honolulu, HI 96813

To:        1003 Bishop Street, Suite 1600, Pauahi Tower, Honolulu, HI 96813

4.               The address of the entity’s registered office and my business address is identical.

5.               The entity has bean notified of this change.

I certify under the penalties of Section 414-20, 414D-12, 425-13, 425-172, 425E-208 and 428-1302, Hawaii Revised Statutes, as applicable, that I have read the above statements and that the same are true and correct.

Signed this 23rd day of June, 2008

CSC Services of Hawaii, Inc.		/s/George A. Massih
(Type/Print Name of Agent)		(if applicable)
George A. Massih

	Office Held:	Vice President
(if applicable)

SEE INSTRUCTIONS ON REVERSE SIDE.  The statement must be signed by the registered agent.

2

STATE OF HAWAII

DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS

Business Registration Division

335 Merchant Street

Mailing Address: P.O. Box 40, Honolulu, Hawaii 96810

STATEMENT OF CHANGE OF REGISTERED AGENT
(Section 414-52, 414-438, 414D-72,414D-276, 425-19, 425E-115, 428-108 Hawaii Revised Statutes)

PLEASE TYPE OR PRINT LEGIBLLY IN BLACK INK

The undersigned certify as follows:

1.     Please check one:

☒ Profit Corporation (F/$25/B15)	☐ Nonprofit Corporation (F/$10/B15)	☐ General Partnership (F/$10/B33)	☐ Limited Liability Partnership (F/$25/L34)

☐ Limited Partnership (F/$10/B34)	☐ Limited Liability Limited Partnership (F/$10/B34)		☐ Limited Liability Company (F/$25/L14)

2.               The name and state/country of incorporation/formation or organization of the entity is:
State ID #: 13436 D1

INTERNATIONAL LIFE SUPPORT, INC.	Hawaii
(Type/Print Entity Name)	(State or Country)

3.     a.     Name of its current registered agent:

The Corporation Company, Inc.

b.     Street address of its current registered office in this State:

1000 Bishop Street, Honolulu, Hawaii 96813

4.     Name of its registered agent after the change is:

CSC Services of Hawaii, Inc.	Hawaii
(Type/Print Name of Agent)	(State or Country, if
Agent is an Entity)

5.     Street address (including number, street, city, state, and zip code) of its registered office in this State after the change is:

1001 Bishop Street, Suite 1600, Pauahi Tower, Honolulu, HI 96813

6.     The address of its registered office and the business address of its registered agent is identical.

I certify under the penalties of Section 414-20, 414D-12, 425-13, 425-172, 425E-208 and 428-1302, Hawaii Revised Statutes, as applicable, that I/we have read the above statements and that the same are true and correct.

Signed this 10th day of February, 2006

Randy Owen, Chief Financial Officer & VP
(Type/Print Name & Title)	(Type/Print Name & Title)

/s/Randy Owen
(Signature of Officer)	(Signature of Officer)

SEE INSTRUCTIONS ON REVERSE SIDE.

STATE OF HAWAII

DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS

Business Registration Division

1010 Richards Street

Mailing Address: P.O. Box 40, Honolulu, Hawaii 96810

ARTICLES OF MERGER

(Subsidiary into Parent)

(Section 415-75, Hawaii Revised Statutes)

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

The undersigned, duly authorized officers of the corporation submitting these Articles of Merger, certify as follows:

1.             The name and state of incorporation of the parent or surviving corporation is:

INTERNATIONAL LIFE SUPPORT, INC.	Hawaii
(Type/Print Corporate Name)	(State)

2.             The name and state of incorporation of the merging or subsidiary corporation is:

American Ambulance Service, Inc.	Hawaii
(Type/Print Corporate Name)	(State)

3.             The surviving corporation owns at least 90% of the issued and outstanding shares of the merging corporation.

4.             The Plan of Merger is attached.

5.             A copy of the Plan of Merger was mailed to all of the shareholders of the subsidiary corporation on

n/a
(Month Day Year)

6.

		Number of Outstanding
		Shares of the Subsidiary,
Number of Outstanding Shares		owned by the Parent
of the Subsidiary Corporation	Class/Series	Corporation
2,400	common	2,400

7.             The merger is effective on the date and time of filing or at a later date and time, no more than 30 days after the filing, if so stated. Check only one of the following statements:

☐            Merger is effective on the date and time of filing.

☒           Merger is effective on August 31, 1999, at 11:59 p.m., Hawaiian Standard Time, which date is not later than 30 days after filing.

We certify under the penalties of Section 415-136, Hawaii Revised Statutes, that we have read the above statements and that the same are true and correct.

Witness our hands this 25 day of August, 1999.

Parent or Surviving corporation:	INTERNATIONAL LIFE SUPPORT, INC.
(Type/Print Corporate Name)

Joshua T. Gaines,	Gino Porazzo,
Vice President & Asst Secretary	Vice President & Asst Secretary
(Type/Print Name & Title)	(Type/Print Name & Title)

/s/ Joshua T. Gaines	/s/ Gino Porazzo
(Signature of Officer)	(Signature of Officer)

(See Reverse Side For Instructions)

PLAN OF MERGER

THIS PLAN OF MERGER sets forth the plan whereby AMERICAN AMBULANCE SERVICE, INC. (the “Subsidiary Corporation”) is to be merged with and into INTERNATIONAL LIFE SUPPORT, INC. (the “Parent Corporation”), with the Parent Corporation to be the surviving corporation.

(1) The name of the Subsidiary Corporation is AMERICAN AMBULANCE SERVICE, INC., and its jurisdiction of incorporation is the State of Hawaii. The name of the Parent Corporation, which owns one hundred percent (100%) of the shares of the Subsidiary Corporation, is INTERNATIONAL LIFE SUPPORT, INC., and its jurisdiction of incorporation is the State of Hawaii. The Parent Corporation is hereinafter also designated as the “Surviving Corporation.”

(2) The Subsidiary Corporation will be merged with and into the Parent Corporation, and, in the merger, all shares of the Subsidiary Corporation will be cancelled.

(3) The articles of incorporation and bylaws of the Parent Corporation will be the articles of incorporation and bylaws of the Surviving Corporation, without change; and the directors and officers of the Parent Corporation will be the directors and officers of the Surviving Corporation.

(4) The effective date of the merger shall be August 31, 1999.

STATE OF HAWAII

DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS

Business Registration Division

1010 Richards Street

Mailing Address: P.O. Box 40, Honolulu, Hawaii 96810

ARTICLES OF MERGER

(Section 415-75, Hawaii Revised Statutes)

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

The undersigned, duly authorized officers of the corporation submitting these Articles of Merger, certify as follows:

1.             The name and state of incorporation of the corporations proposing to merge are:

International Life Support, Inc.	Hawaii
(Type/Print Corporate Name)	(State)

American Medical Response West, Inc.	Colorado
(Type/Print Corporate Name)	(State)

2.             The name and state of incorporation of the surviving corporation is:

International Life Support, Inc.	Hawaii
(Type/Print Corporate Name)	(State)

3.             The Plan of Merger is attached.

4.             Vote of the shareholders of the surviving corporation:

Number of Shares Outstanding

13,217

Class/Series

Common $1.00 par

Number of Shares Voting For the Merger

13,217

Number of Shares Voting Against the Merger

0

5.             Vote of the shareholders of the merging corporation:

Number of Shares Outstanding

100

Class/Series

Common $.01 par

Number of Shares Voting For the Merger

100

Number of Shares Voting Against the Merger

0

6. The merger is effective on the date and time of filing or at a later date and time, no more than 30 days after the filing, if so stated. Check only one of the following statements.

☒   Merger is effective on the date and time of filing.

☐    Merger is effective on           , at           , Hawaiian Standard Time, which date is not later than 30 days after filing.

We certify under the penalties of Section 415-136, Hawaii Revised Statutes, that we have read the above statements and that they are true and correct.

Witness our hands this 23 day of June, 1997.

Surviving corporation:	International Life Support, Inc.
(Type/Print Corporate Name)

Jack H. Gould, President
(Type/Print Name & Title)

/s/ Jack H. Gould, Pres
(Signature of Officer)

Karen H. Gould, Secretary & Treasurer
(Type/Print Name & Title)

/s/ Karen H. Gould, Sec-TR
(Signature of Officer)

Merging corporation:	American Medical Response West, Inc.
(Type/Print Corporate Name)

Joshua T. Gaines, Vice President
(Type/Print Name & Title)

/s/ Jack T Gaines
(Signature of Officer)

David C. Colby, Vice President
(Type/Print Name & Title)

/s/ David C. Colby
(Signature of Officer)

(See Reverse Side for Instructions)

PLAN OF MERGER adopted by resolution of the Board of Directors of American Medical Response West, Inc., a business corporation organized under the laws of the State of Colorado, on June 23, 1997, and adopted on June 20, 1997 by resolution of the Board of Directors of International Life Support, Inc., a business corporation organized under the laws of the State of Hawaii. The names of the corporations planning to merge are American Medical Response West, Inc., a business corporation organized under the laws of the State of Colorado, and International Life Support, Inc., a business corporation organized under the laws of the State of Hawaii. The name of the surviving corporation to which American Medical Response West, Inc. plans to merge is International Life Support, Inc.

1. American Medical Response West, Inc. and International Life Support, Inc., shall, pursuant to the provisions of the State of Colorado and the provisions of the Hawaii Business Corporation Act, be merged with and into a single corporation, to wit, International Life Support, Inc., which shall be the surviving corporation at the effective time and date of the merger and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Hawaii Business Corporation Act. The separate existence of American Medical Response West, Inc., which is sometimes hereinafter referred to as the “non-surviving corporation”, shall cease at the effective time and date of the merger in accordance with the laws of the jurisdiction of its organization.

2. The Articles of Incorporation of the surviving corporation at the effective time and date of the merger shall be the Articles of Incorporation of said surviving corporation; and said Articles of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Hawaii Business Corporation Act.

3. The present by-laws of the surviving corporation will be the by-laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the laws of the Hawaii Business Corporation Act.

4. The directors and officers in office of the surviving corporation at the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5. Each issued share of the non-surviving corporation immediately prior to the effective date of the merger shall, at the effective time and date of the merger, be converted into one share of the surviving corporation. Each issued share of common stock of International Life Support, Inc. outstanding immediately prior to the Effective Time will be converted, at the effective time and date of the merger, into the right to receive the quotient of the merger consideration divided by the number of shares of common stock of International Life Support, Inc. outstanding at that time. The total merger consideration ($x) will be divided by all of the shares of International Life Support, Inc. outstanding immediately prior to the merger (y). Each share entitles its holder to receive value equal to $x/y.

6. The merger of the non-surviving corporation with and into the surviving corporation shall be in the manner prescribed by the laws of the jurisdiction of organization of the non-surviving corporation, and the Plan of Merger herein made and approved shall be submitted to the shareholders of the non-surviving corporation, and the Plan of Merger herein made and approved shall be submitted to the shareholders of the surviving corporation for their approval or rejection in the manner prescribed by the provisions of the Hawaii Business Corporation Act.

7. In the event that the merger of the non-surviving corporation with and into the surviving corporation shall have been duly authorized in compliance with the laws of the jurisdiction of organization of the non-surviving corporation, and in the event that the Plan of Merger shall have been approved by the shareholders entitled to vote of the surviving corporation in the manner prescribed by the provisions of the Hawaii Business Corporation Act, the non-surviving corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Colorado and of the State of Hawaii, and that they will cause to be performed by all necessary acts therein and elsewhere to effectuate the merger.

8. The Board of Directors and the proper officers of the non-surviving corporation and of the surviving corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

STATE OF HAWAII

DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS

Business Registration Division

1010 Richards Street

Mailing Address: P.O. Box 40, Honolulu, Hawaii 96810

ARTICLES OF AMENDMENT

(Section 415-61, Hawaii Revised Statutes)

The undersigned. duly authorized officers of the corporation submitting these Articles of Amendment, certify as follows:

1.             The name of the corporation is:

International Life Support, Inc.

2.             The Amendment(s) adopted are attached to these Articles of Amendment.

3.             The total number of shares outstanding is: 11,500

4.             If adoption of the amendment(s) was at a meeting, complete the following:

The meeting of the shareholders was held on	9	2	88
	(Month	Day	Year)

Class/Series

Common

Number Voting For Amendment

11,500

Number Voting Against Amendment

- - 0 -

5.             If adoption of the amendment(s) was by unanimous consent, complete the following: By written consent dated

N/A,
(Month Day Year)

the shareholders unanimously adopted the amendment(s).

6. If the amendment(s) provides for any exchange, reclassification, or cancellation of issued shares, attach a statement describing the manner in which the exchange, reclassification, or cancellation shall be effected. N/A

7. If amendment(s) effects a change in the amount of the stated capital, give the amount of the stated capital as changed: N/A

We certify under the penalties of Section 415-136, Hawaii Revised Statutes, that we have read the above statements, and that the same are true and correct.

Witness our hands this 2 day of September, 1988.

Jack Gould, President
(Type/Print Name & Title)

/s/ Jack H. Gould, Pres
(Signature of Officer)

Karen H. Gould, Secretary
(Type/Print Name & Title)

/s/ Karen H. Gould, Secretary
(Signature of Officer)

(See Reverse Side For Instructions)

STATE OF HAWAII

DEPARTMENT OF REGULATORY AGENCIES

Business Registration Division

1010 Richards Street

Mailing Address: P.O. Box 40, Honolulu, Hawaii 96810

In the Matter of the Amendment of the Articles of Incorporation of PHYSICIAN’S AMBULANCE SERVICE, INC.

CERTIFICATE OF AMENDMENT

The undersigned duly authorized officers of Physician’s Ambulance Service, Inc., a Hawaii corporation, do hereby certify as follows:

(line out inapplicable statement)

B. That all of the stockholders of the corporation entitled to vote have consented in writing, in lieu of a meeting, to amend the Articles of Incorporation by deleting the name “Physician’s Ambulance Service, Inc.” wherever it appears in the Articles of Incorporation, and inserting in lieu thereof the name “International Life Support, Inc.”.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 25 day of July, 1979.

/s/ Jack H. Gould, President
Office Held:

/s/ Karen H. Gould, Secretary
Office Held:

STATE OF HAWAII	)
) ss.
City & County of Honolulu	)

JACK H. GOULD and KAREN H. GOULD being first duly sworn on oath depose and say that they are the President and Secretary, respectively, of Physician’s Ambulance Service, Inc.; that as such officers they are duly authorized to sign the foregoing Certificate of Amendment; and that they have read the said Certificate, know the contents thereof, and that the same are true.

/s/ Jack H. Gould, President
Office Held:

/s/ Karen H. Gould, Secretary
Office Held:

Subscribed and sworn to before me this 25 day of July, 1979.

/s/ X

Notary Public First Judicial Circuit

State of Hawaii

My Commission expires: 2/1/81

(See reverse side for instructions)

STATE OF HAWAII

DEPARTMENT OF REGULATORY AGENCIES

Business Registration Division

1010 Richards Street

Mailing Address: P.O. Box 40, Honolulu, Hawaii

In the matter of the increase of the authorized capital stock of PHYSICIAN’S AMBULANCE SERVICE, INC.

CERTIFICATE RE INCREASE OF AUTHORIZED CAPITAL STOCK

The undersigned LAWRENCE R. WALTER and LYNN M. WALTER duly authorized officers of PHYSICIAN’S AMBULANCE SERVICE, INC., a Hawaii corporation, being first duly sworn under oath, depose and affirm as follows:

That a meeting of the stockholders of the said corporation was duly called for the purpose of increasing the authorized capital stock, and was held at 1834 Nuuanu Avenue on the 10th day of December, 1970;

That at said meeting 3300 shares of the common stock out of a total of 3300 shares outstanding and entitled to vote for such purpose were represented, and 0 shares of the preferred stock out of a total of 0 shares outstanding and entitled to vote for such purpose were represented;

That it was voted by 3300 shares of the common stock and by 0 shares of the preferred stock to increase the capital stock of said corporation from $3,300.00 to $30,000.00 common by authorizing the issuance of 26,700 new shares of the par value of $1.00 each, and/or from $0 to $0 preferred by authorizing the issuance of 0 new shares of the par value of $0 each.

And in compliance with the requirements of law, the aforesaid officers further depose and affirm:

That the present authorized capital stock of said corporation is $3300.00 common and $0 preferred;

That the amount to which the capital stock of said corporation may be increased under its articles of association or charter is $200,000.00 common and/or preferred, being $200,000.00 in the aggregate;

That at least ten (10) percent of the total authorized capital stock as increased has been paid in., in cash or property.

(It must be stated above that not less than ten per cent of the total authorized capital stock as increased has been paid in, in cash or property, or that the corporation holds cash or property of a value equal to ten per cent of the total authorized capital stock as increased.)

Subscribed and sworn to before me this 11 day of December, 1970.

/s/ X
Notary Public, First Judicial Circuit,
State of Hawaii

/s/ Lawrence R. Walter President
Office held:

/s/ Lynn M. Walter Vice-President
Office held:

(Instructions on reverse side)

SUPPLEMENTAL AFFIDAVIT OF OFFICERS

STATE OF HAWAII	)
)
CITY AND COUNTY OF HONOLULU	)

LAWRENCE R. WALTER and LEWELLYN J. WALTER, each being severally and duly sworn, depose and say: That they are the President and Secretary-Treasurer respectively of PHYSICIAN’S AMBULANCE SERVICE, INC.; that the amount of the authorized capital stock of said corporation is the sum of Three Thousand Three Hundred Dollars ($3,300.00); that Three Thousand Three Hundred (3,300) shares is the number of authorized shares of said corporation; that the par value of such shares is One Dollar ($1.00) each; that the names of the subscribers for shares, the number of shares subscribed for by each subscriber, the subscription price in cash and other personal property for the shares subscribed for by each subscriber, the amount of the capital paid in cash and other personal property by each subscriber and a summary description of the personal property other than cash to be acquired by the corporation in return for stock are as follows:

				AMOUNT OF CAPITAL
		SUBSCRIPTION PRICE FOR		PAID IN CASH AND
		THE SHARES SUBSCRIBED		PERSONAL PROPERTY
	NUMBER OF	FOR BY EACH		OTHER THAN CASH BY
	SHARES	SUBSCRIBER IN		EACH SUBSCRIBER
	SUBSCRIBED FOR		OTHER		OTHER
	BY EACH		PERSONAL		PERSONAL
NAMES OF SUBSCRIBERS	SUBSCRIBER	CASH	PROPERTY	CASH	PROPERTY

Lawrence R. Walter	625	$142.00	$483.00	$142.00	$117.00
Melvin R. Walter	500	114.00	386.00	114.00	93.00
Eloise C. Walter as custodian for Lynn M. Walter	500	114.00	386.00	114.00	93.00
Richard D. Giles	375	85.00	290.00	85.00	70.00
Lewellyn J. Walter	500	114.00	386.00	114.00	93.00

STATE OF HAWAII

DEPARTMENT OF REGULATORY AGENCIES

Business Registration Division

Honolulu

Articles of Association

of

PHYSICIAN’S AMBULANCE SERVICE, INC.

Know All Men By These Presents:

That the undersigned do hereby mutually agree upon and enter into the following Articles of Association:

Article I

The name of the Corporation shall be PHYSICIAN’S AMBULANCE SERVICE, INC.

Article II

The place of the principal office of the Corporation shall be in the City and County of Honolulu, State of Hawaii. Upon its incorporation, the address of the Corporation will be 1519 Nuuanu Avenue, #31, Honolulu, Hawaii.

Article III

Section 1. The purposes for which this Corporation is organized are the following:

(a) To operate and maintain a hearse and ambulance service.

(b) To undertake and carry on any business, investment, transaction, venture or enterprise which may be lawfully undertaken or carried on by a corporation and any business whatsoever which may seem to the Corporation convenient or suitable to be undertaken whereby it may directly or indirectly promote any of its general purposes or interests or render more valuable or profitable any of its property, rights, interests, or enterprises; and, for any of the purposes mentioned in these Articles, to acquire by purchase, lease or otherwise, the property, rights, franchises, assets, business and goodwill of any person, firm, association, partnership or corporation engaged in or authorized to conduct any business or undertaking which may be carried on by this Corporation or possessed of any property suitable or useful for any of its own purposes, and carry on the same, and undertake all or any part of the obligations and liabilities in connection therewith, on such terms and conditions and for such consideration as may be agreed upon, and to pay for the same either all or partly in cash, stocks, bonds, debentures, or other forms of assets and securities, either of this Corporation or otherwise; and to effect any such acquisition or carry on any business authorized by these Articles of Association, either by directly engaging therein, or indirectly by acquiring the shares, stocks, or other securities of such other business or entity, and holding and voting the same and otherwise exercising and enjoying the rights and advantages incident thereto.

Section 2. And in furtherance of said purposes, the Corporation shall have all powers, rights, privileges and immunities, and shall be subject to all of the liabilities conferred or imposed by law upon corporations of this nature, and shall be subject to and have all of the benefits of all general laws with respect to corporations and shall also have the following additional powers;

(a) To borrow money or otherwise incur indebtedness with or without security and to secure any indebtedness by deed of trust, mortgage, pledge, hypothecation or other lien upon all or any part of the real or personal property of the Corporation and to execute bonds, promissory notes, bills of exchange, debentures or other obligations or evidences of indebtedness of all kinds, whether secured or unsecured, and to owe debts in an amount which may at any time be in excess of its capital stock;

(b) To purchase on commission or otherwise, subscribe for, hold, own, sell on commission or otherwise, or otherwise acquire or dispose of and generally to deal in stocks, scrips, bonds, notes, debentures, commercial papers, obligations and securities, including, so far as permitted by law, its own issued shares of capital stock or other securities, and also any other securities, or evidences of indebtedness whatsoever, or any interest therein, and while the owner of the same to exercise all the rights, powers and privileges of ownership;

(c) To draw, make, accept, endorse, assign, discount, execute and issue all such bills of exchange, bills of lading, promissory notes, warrants and other instruments to be assignable, negotiable or transferable by delivery or to order, or otherwise, as the business of the Corporation shall require;

(d) To lend and advance money or to give credit, with or without security, to such persons, firms, or corporations, and on such terms as may be thought fit; and if with security, then upon mortgages, deeds of trust, pledges or other hypothecations of interest therein or thereto;

(e) To enter into partnership contracts (as a general partner or as a limited partner) with any other person or persons (natural or corporate), to enter into agreements of joint venture with any such natural or corporate person or persons, and to enter into and perform contracts, undertakings and obligations of every kind and character to the same extent as if this Corporation were a natural person; and

(f) To become surety for or guarantee any dividends, bonds, stocks, contracts, debts, or other obligations, or undertakings of any other person, firm or corporation, and to convey, transfer or assign, by way of pledge or mortgage, all or any of the Corporation’s property or rights, both present and future, to secure the debts or obligations, present and future, of such persons, firms or corporations, and on such terms and conditions as the Corporation may determine.

Article IV

The authorized capital stock of the Corporation shall be THREE THOUSAND THREE HUNDRED DOLLARS ($3,300.00), divided into THREE THOUSAND THREE HUNDRED (3,300) shares of common stock of the par value of ONE DOLLAR ($1.00) a share. The Corporation shall have the privilege of subsequent extension of its capital stock from time to time in the manner provided by law by the issuance of either common or preferred stock to an amount not exceeding TWO HUNDRED THOUSAND DOLLARS ($200,000.00) in the aggregate.

Article V

Section 1. The officers of the Corporation shall be a president, one or more vice presidents, a secretary and a treasurer, who shall be elected or appointed by the Board of Directors as shall be prescribed by the By-Laws.

Section 2. There shall be a Board of Directors of not less than three (3) members, who need not be Stockholders, except as may otherwise be provided by the By-Laws.

Section 3. All the powers and authority of the Corporation shall be vested in and may be exercised by the Board of Directors except as otherwise provided by law, these Articles of Association or the By-Laws of the Corporation.

Article VI

The following persons are the first officers and directors of the Corporation:

Name and Office	Mailing Address

Lawrence R. Walter, President &	1519 Nuuanu Avenue, #31,
Director	Honolulu, Hawaii

Melvin R. Walter,	589 Uluhaku Street, Kailua,
Director & Chairman of the Board	Hawaii

Lynn M. Walter,	1519 Nuuanu Avenue, #31,
1st Vice President & Director	Honolulu, Hawaii

Richard D. Giles,	1327 Nuuanu Avenue, #103,
2nd Vice President & Director	Honolulu, Hawaii

Lewellyn J. Walter,	1519 Nuuanu Avenue, #31,
Secretary-Treasurer & Director	Honolulu, Hawaii

Article VII

The Corporation shall have succession by its corporate name in perpetuity.

Article VIII

No Stockholder shall be liable for the debts of the Corporation beyond the amount which may be due or unpaid upon any share or shares of stock of the Corporation owned by him.

IN WITNESS WHEREOF, the parties to these Articles of Association have hereunto set their hands on the 28 day of September, 1965.

/s/ Lawrence R. Walter
LAWRENCE R. WALTER, President & Director

/s/ Melvin R. Walter
MELVIN R. WALTER, Director & Chairman of the Board

/s/ Lynn M. Walter
LYNN M. WALTER, 1st Vice President & Director

/s/ Richard D. Giles
RICHARD D. GILES, 2nd Vice President & Director

/s/ Lewellyn J. Walter
LEWELLYN J. WALTER, Secretary-Treasurer & Director

STATE OF HAWAII	)
) SS.
CITY AND COUNTY OF HONOLULU	)

On this 28 day of September, 1965, before me personally appeared LAWRENCE R. WALTER, LYNN M. WALTER, RICHARD D. GILES and LWELLYN J. WALTER, to me known to be the persons described in and who executed the foregoing instrument, and acknowledged that they exacted the same as their free act and deed.

/s/ X

Notary Public, First Judicial Circuit,

State of Hawaii

My commission expires March 22, 1968

STATE OF HAWAII	)
) SS.
CITY AND COUNTY OF HONOLULU	)

On this 28 day of September, 1965, before me personally appeared MELVIN R. WALTER, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

/s/ X

Notary Public, First Judicial Circuit,

State of Hawaii

My commission expires 11-15-67

AFFIDAVIT OF OFFICERS

STATE OF HAWAII	)
)
CITY AND COUNTY OF HONOLULU	)

LAWRENCE R. WALTER and LEWELLYN J. WALTER, each being severally and duly sworn, depose and say: That they are the President and Secretary-Treasurer respectively of PHYSICIAN’S AMBULANCE SERVICE, INC.; that the amount of the authorized capital stock of said corporation is the sum of Three Thousand Three Hundred Dollars ($3,300.00); that Three Thousand Three Hundred (3,300) shares is the number of authorized shares of said corporation; that the par value of such shares is One Dollar ($1.00) each; that the names of the subscribers for shares, the number of shares subscribed for by each subscriber, the subscription price in cash and other personal property for the shares subscribed for by each subscriber, the amount of the capital paid in cash and other personal property by each subscriber and a summary description of the personal property other than cash to be acquired by the corporation in return for stock are as follows:

				AMOUNT OF CAPITAL
		SUBSCRIPTION PRICE FOR		PAID IN CASH AND
		THE SHARES SUBSCRIBED		PERSONAL PROPERTY
	NUMBER OF	FOR BY EACH		OTHER THAN CASH BY
	SHARES	SUBSCRIBER IN		EACH SUBSCRIBER
	SUBSCRIBED FOR		OTHER		OTHER
	BY EACH		PERSONAL		PERSONAL
NAMES OF SUBSCRIBERS	SUBSCRIBER	CASH	PROPERTY	CASH	PROPERTY

Lawrence R. Walter	625	$142.00	$483.00	$142.00	$117.00
Melvin R. Walter	500	114.00	386.00	114.00	93.00
Eloise C. Walter as custodian for Lynn M. Walter	500	114.00	386.00	114.00	93.00
Richard D. Giles	375	85.00	290.00	85.00	70.00
Lewellyn J. Walter	500	114.00	386.00	114.00	93.00

SUMMARY DESCRIPTION OF ASSETS AND BUSINESS

TO BE ACQUIRED BY THE CORPORATION IN RETURN FOR STOCK

The following assets and property are being transferred to PHYSICIAN’S AMBULANCE SERVICE, INC. by WALTER BROS. MORTUARY ACCOMMODATION SERVICE on behalf of the subscribers above mentioned in return for the shares of stock so noted:

Ambulance equipment: one all-level cot, 2 cots, stretcher, linen, first aid supplies, 2 red lights and 2 sirens.

NET VALUATION: $466.00

/s/ Lawrence R. Walter
LAWRENCE R. WALTER, President

/s/ Lewellyn J. Walter
LEWELLYN J. WALTER, Secretary-Treasurer

Subscribed and sworn to before me this 29 day of September, 1965.

/s/ X

Notary Public, First Judicial Circuit,

State of Hawaii

My commission expires 11-15-67